UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2022

BRISTOL MYERS SQUIBB COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1136	22-0790350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

430 East 29th Street, 14th Floor
New York, NY, 10016
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BMY	New York Stock Exchange
1.000% Notes due 2025	BMY25	New York Stock Exchange
1.750% Notes due 2035	BMY35	New York Stock Exchange
Celgene Contingent Value Rights	CELG RT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of the Company was held on May 3, 2022.

(b)	Shareholders voted on the matters set forth below.

Item 1. The shareholders elected each of the Company’s 10 nominees to serve as directors of the Company until the 2023 Annual Meeting based upon the following votes:

	For	Against	Abstain	Broker Non-Vote
Peter J. Arduini	1,511,376,590	38,188,121	2,807,890	279,523,156
Giovanni Caforio, M.D.	1,438,738,311	104,835,940	8,798,350	279,523,156
Julia A. Haller, M.D.	1,539,003,301	10,417,583	2,951,717	279,523,156
Manuel Hidalgo Medina, M.D., Ph.D.	1,542,361,836	7,265,817	2,744,948	279,523,156
Paula A. Price	1,494,413,964	55,309,321	2,649,316	279,523,156
Derica W. Rice	1,468,034,295	81,546,149	2,792,157	279,523,156
Theodore R. Samuels	1,468,944,084	59,607,951	23,820,566	279,523,156
Gerald L. Storch	1,493,429,987	56,069,460	2,873,154	279,523,156
Karen H. Vousden, Ph.D.	1,510,991,645	38,870,433	2,510,523	279,523,156
Phyllis R. Yale	1,527,951,521	21,828,703	2,592,377	279,523,156

Item 2. The management proposal on the advisory vote to approve the compensation of our named executive officers was approved based upon the following votes:

For	Against	Abstain	Broker Non-Vote
1,419,400,241	125,669,113	7,303,247	279,523,156

Item 3. The appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for 2022 was ratified based upon the following votes:

For	Against	Abstain
1,774,670,025	53,395,901	3,829,831

Item 4. The shareholder proposal to lower the ownership threshold for special shareholder meetings to 10% was not approved based upon the following votes:

For	Against	Abstain	Broker Non-Vote
532,905,781	1,012,865,048	6,601,772	279,523,156

Item 5.  The shareholder proposal on the adoption of a Board policy that the Chairperson of the Board be an independent director was not approved based upon the following votes:

For	Against	Abstain	Broker Non-Vote
692,098,202	852,696,749	7,577,650	279,523,156

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: May 5, 2022	By:	/s/Kimberly M. Jablonski
	Name:	Kimberly M. Jablonski
	Title:	Corporate Secretary